Exhibit 99.1

Investor Presentation The Leading Ukrainian Digital Operator June 2025

Disclaimer 2 This presentation (the “Presentation”) has been prepared by Cohen Circle Acquisition Corp . I ( “Cohen,” “us” or “we”) and is provided on a confidential basis solely to the recipients that are “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) solely for their own benefit and internal use for purposes of considering an opportunity to participate in the proposed private placement (the “Potential Transaction”) in connection with the potential initial business combination (the “Initial Business Combination”) of Cohen with PJSC Kyivstar and its subsidiaries (the “Target” or the “Company”), a subsidiary of VEON Ltd . (“VEON”) . Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without Cohen’s prior written consent, is prohibited . This disclaimer and the requirement for strict confidentiality shall apply without prejudice to any other confidentiality obligations to which you are subject . By accepting this Presentation, you hereby agree to be bound by and comply with the restrictions contained herein . By accepting and/or by reading this Presentation, the Recipient agrees and undertakes towards Cohen, the Company and VEON that it will not, and will cause its directors, officers, employees, representatives, advisors and consultants (the “Representatives”) not to disclose any type of information relating to Cohen the Company or VEON . By accepting this Presentation, the Recipient agrees to maintain this information in the strictest confidence and to protect and safeguard this Presentation against any unauthorized publication or disclosure . Although Cohen reasonably believes the information contained in this Presentation related to Cohen and the Company is accurate in all material respects as of the date of this Presentation or the date to which the information contained in this Presentation makes reference to, neither Cohen, the Company nor any of its affiliates, directors, officers, shareholders, employees or advisers or any other person, makes any representation or warranty, either expressed or implied, as to the accuracy, completeness or reliability of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Potential Transaction . Cohen, the Company and VEON further expressly disclaim any and all liability relating to or resulting from the use of this Presentation based on the accuracy or sufficiency thereof or on any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of Cohen, the Company, VEON nor any of its affiliates, directors, officers, shareholders, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered or incurred by any Recipient as a result of relying on any statement in or omission from this Presentation, and the Recipient hereby expressly disclaims such liability . In addition, the information contained in this Presentation is provided as of the date hereof and may change, and neither Cohen, the Company nor VEON undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete . Except to the extent required by law, neither Cohen, the Company, VEON nor any other person assumes responsibility for the accuracy or completeness of the information contained in this Presentation . Further, the information contained herein is preliminary, based on a range of assumptions, is provided for discussion purposes only, is only a summary of selected key information, is not complete, does not take into account all relevant economic and market factors, does not contain certain material information about the Potential Transaction, including risk factors associated with Cohen, the Company or the Potential Transaction, and is subject to change without notice . This Presentation is not intended to contain all the information that a person may desire in considering the Potential Transaction . Prior to entering into the Potential Transaction, a person should consult with its own advisors (including but not limited to legal, regulatory, tax, business, financial and accounting advisors) to the extent necessary, and make its own investment decision and perform its own independent investigation and analysis of the Potential Transaction . The Recipient should not consider any information in this Presentation to be legal, investment, business, tax or accounting advice or a recommendation . The Recipient agrees that none of Rothschild & Co . (“Rothschild”), Cohen, the Company, VEON or any of their respective affiliates, directors, officers, employees, shareholders, advisors or agents shall have any liability for any misstatement or omission of fact or any opinion expressed herein . Any person consulting this Presentation should also carefully consider the risks and uncertainties described in the “Risk Factors” section of Cohen’s final prospectus dated October 11 , 2024 relating to its initial public offering, and subsequent periodic filings with the U . S . Securities and Exchange Commission (the "SEC") on Form 10 - Q and Form 10 - K . Any actual terms of the opportunity may vary from what is discussed herein and may do so in a material manner . There can be no assurance, and neither Cohen, the Company nor VEON gives any assurance, that Cohen or the Company will achieve the desired results or that any investor will receive any return of or on capital . This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration qualification under the securities laws of any such jurisdiction . This opportunity has not been recommended, approved or disapproved by the U . S . Securities and Exchange Commission (the “SEC”) or by the securities regulatory authority of any state or of any other U . S . or non - U . S . jurisdiction, nor has the SEC or any such securities regulatory authority passed upon the accuracy or adequacy of this Presentation . Any representation to the contrary may be a criminal offense . This Presentation contains “forward - looking statements,” as the phrase is defined in Section 27 A of the U . S . Securities Act of 1933 , as amended, and Section 21 E of the U . S . Securities Exchange Act of 1934 , as amended . These forward - looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions (including the negative versions of such words or expressions) . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . All statements contained in this Presentation that do not relate to matters of historical fact should be considered forward - looking statements, including, without limitation, statements relating to, among other things, the timing of the closing of the proposed business combination and the listing of Kyivstar Group’s common shares and warrants on Nasdaq, the expected investment opportunity in Kyivstar Group following the closing of the business combination, including the expectation that Kyivstar Group will be the only pure - play Ukrainian investment opportunity and the growth potential of Kyivstar Group . These statements are based on VEON, Cohen Circle and Kyivstar Group management’s current expectations . These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Kyivstar Group’s, VEON’s or Cohen Circle’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements in this Presentation, including, but not limited to, the inability to complete the business combination due to the failure to obtain the necessary shareholder approvals or to satisfy other conditions to closing ; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations ; the decision by the SEC to deem effective the Registration Statement ; the ability to meet the Nasdaq listing standards upon closing of the business combination and admission of Kyivstar Group for trading on Nasdaq ; changes in applicable laws or regulations ; the escalation or de - escalation of war between Russia and Ukraine ; the successful integration of Uklon ; continued growth in digital services ; and other risks and uncertainties set forth in the section entitled “Risk Factors” included in the Registration Statement filed by Kyivstar Group with the SEC on June 4 , 2025 and in any other subsequent filings with the SEC by Kyivstar Group or Cohen Circle . Forward - looking statements are inherently subject to risks and uncertainties, many of which VEON, Kyivstar Group and Cohen Circle cannot predict with accuracy and some of which neither VEON, Kyivstar Group nor Cohen Circle might not even anticipate . The forward - looking statements contained in this Presentation speak only as of the date of this release . VEON, Kyivstar Group and Cohen Circle do not undertake to publicly update any forward - looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events, except as required by U . S . federal securities laws .

Disclaimer 3 This presentation includes trademarks, tradenames and service marks, certain of which belong to us and others that are the property of other organizations . Solely for convenience, trademarks, tradenames and service marks referred to in this presentation appear without the ®, TM and SM symbols, but the absence of those symbols is not intended to indicate, in any way, that we will not assert our rights, or that the applicable owner will not assert its rights, to these trademarks, tradenames and service marks to the fullest extent under applicable law . We do not intend our use or display of other parties’ trademarks, tradenames or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties . The financial information and data contained in this Presentation are based on draft accounts, do not conform to Regulation S - X and are subject to PCAOB audit . For example , information that is shown as “ 2024 P” means preliminary financial information as of the year ended December 31 , 2024 , which remains subject to completion of a PCAOB audit . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the final registration statement to be filed with the SEC and the definitive proxy statement/prospectus contained therein in connection with the Initial Business Combination . This presentation includes certain financial and operating measures, including EBITDA, Adjusted EBITDA, Underlying Adj . EBITDA, EBITDA margin, Adjusted EBITDA margin, CAPEX excl . licenses and ROU, and measures calculated based on these measures, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) or international financial reporting standards (“IFRS”) . These non - GAAP/non - IFRS measures, and other measures that are calculated using these non - GAAP/non - IFRS measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP or IFRS . The Company believes these non - GAAP/non - IFRS measures of financial results provide useful information to management and potential investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company believes that the use of these non - GAAP/non - IFRS financial measures provides an additional tool for potential investors to use in comparing the Company’s financial condition and results of operations with other similar companies, many of which present similar non - GAAP/non - IFRS financial measures to investors . There are a number of limitations related to the use of these non - GAAP/non - IFRS financial measures and their nearest GAAP/IFRS equivalents . For example, VEON’s definitions of non - GAAP/non - IFRS financial measures may differ from non - GAAP/non - IFRS financial measures used by other companies and therefore the non - GAAP/non - IFRS measures in this Presentation may not be directly comparable to similarly titled measures of other companies . Cohen expresses current intentions only . The Presentation and the information contained in it do not constitute an offer capable of acceptance or intended to otherwise give rise to a binding contract . The Presentation and the information contained in it do not constitute a commitment of Cohen, the Company or VEON to engage in the Initial Business Combination or to underwrite or place any financing or securities in relation to the Initial Business Combination . Unless and until a definitive agreement is entered into regarding the Potential Transaction, Cohen will not be under any obligation whatsoever with respect to the Potential Transaction, including, without limitation, to negotiate terms of the Potential Transaction, except as specifically set forth herein . The information contained in this Presentation is based on present circumstances, economic and market conditions, assumptions, and beliefs . Neither Cohen, the Company nor VEON have any obligation to update this Presentation or correct any inaccuracies or omissions it discovers following the date of this Presentation .

Cohen Circle: Industry leading sponsors with an outstanding team

KYIVSTAR

Experienced team



Betsy Cohen
Chairman of the Board, CEO and President

- 50+ years experience as an operator and investor
- Led six prior closed SPAC mergers
- Co-founded Bancorp (NASDAQ: TBBK) and served as CEO from 2000 to 2014
- Founded and served as CEO of JeffBanks until it was sold to Hudson United Bancorp in December 1999



Daniel Cohen
Co-Founder of Cohen Circle LLC (Sponsor)

- 20+ years experience as an operator and investor
- Founded asset manager Cohen & Company (NASDAQ:COHN)
- Co-founded Bancorp (NASDAQ: TBBK) and served as Chairman of the board of from 2000-2021



Amanda Abrams
CEO of Sponsor

- 15+ years experience as an investor, operator, advisor and lawyer
- Held the General Counsel role at CardConnect until it was acquired by First Data in 2017
- Served as a Partner at Ledgewood PC and was previously an Attorney at Morgan Lewis

Summary

Strong strategic partner
Sponsor team brings deep expertise in technology enabled businesses

Leader in the SPAC market
SPAC pioneer reputed for unlocking value in attractive companies ready for the public market

Transaction proposed at 3.7x Q1'25 EV / LTM Adj. EBITDA[1], offering a significant discount to peers

Impressive track record
Stellar reputation with institutions for selecting quality companies with consistent shareholder returns

Experienced team
Operational and financial expertise with an investor lens to complement Kyivstar

Select portfolio companies

cardconnect.
+90% return[2]
From IPO to sale to First Data in July 2017

intermex International Money Express
+29% return[3]
Since IPO

paya
$250M+
Upsized PIPE

P / W / P Perella Weinberg Partners
+85% return[4]
Since IPO

Payoneer
$300M
Upsized PIPE

Source: Cohen Circle, FactSet

Notes:

1. Reflects Adjusted EBITDA of 2024 minus Adjusted EBITDA of Q1'24 plus Adjusted EBITDA of Q1'25
2. Return on units based on acquisition consideration paid by First Data of $15.00 per share of CCN common stock and $3.99 per CCN warrant (assumes warrants were issued within 30 days of acquisition closing), per tender offer statements filed by CCN and First Data with the SEC on June 7, 2020
3. Return to unitholders based on $11.10 common stock closing price as of May 27, 2025 and, with respect to any fractional warrants change for common stock, the closing price as of the date of such exchange
4. Return to unitholders based on $18.02 common stock closing price as of May 27, 2025 and, with respect to any fractional warrants change for common stock, the closing price as of the date of such exchange

4

5 Today’s presenters • Served as CEO of Beeline (Kazakhstan subsidiary of VEON) • Served as CEO of GroupM (large user acquisition marketing company) • Forbes #1 CEO in Ukraine (2020) Oleksandr Komarov CEO (since 2018) • 20+ years with VEON group • Held several senior finance roles at VEON group companies in over 10 markets • Served as board member in the largest VEON group operating company for 5+ years Boris Dolgushin CFO (since 2019)

Invest in Kyivstar – Invest in Ukraine

National Champion

Leading digital operator, one of the most recognizable national brands[1] and proven leader in Ukraine's digital infrastructure

Highly profitable with multiple levers for growth

Resilient financial profile with **$562M Adj. EBITDA, 57% Adj. EBITDA margin and $315M Adj. EBITDA minus CAPEX**[2], poised for growth with Ukrainian recovery and digital services expansion

World class team

Proven leaders with a **track record of resilience through war** and robust governance

Strong balance sheet

Significant financial and strategic flexibility – $489 million Cash and cash equivalents with no external debt[3,4]

Scarcity value

Expected to be the only pure play Ukrainian investment opportunity to be publicly listed in the U.S.[5]

Notes:
1. According to quarterly reputation tracking report prepared by marketing agency InMind
2. Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA minus CAPEX for last twelve months (LTM); CAPEX refers to CAPEX excl. licenses and ROU (refer to p.31-32 for reconciliation of non-IFRS measures)
3. $489m cash and cash equiv. at Kyivstar; defined as $712m Cash and cash equiv., as presented in the combined statements minus Cash and cash equiv. at banks and on hand at VEON Holdings, incl. cash of $10m retained in accordance with the demerger proposal and an estimated amount of $213m to cover the repayment of the 2025 Notes
4. No external debt at Kyivstar; VEON Holdings contains 2025 Notes expected to be settled before closing of the business combination as per demerger proposal
5. Upon the successful closing of the business combination

6

Kyivstar at a glance

Leading market positions with ambitious expansion opportunities in digital

KYIVSTAR

Telecom business		Digital		
Mobile	**Fixed Broadband**	**Kyivstar TV**	**helsi**	**Big data & cloud**
Leading Ukrainian mobile communication provider, offering voice, data and IoT[1] solutions	**A leading provider of high-speed internet and reliable voice communication[2]**	**One of Ukraine's leading digital TV platforms[2]**	**Ukraine's largest digital health provider[5]**	**Growing B2B and B2C big data & cloud solutions[2]**
#1 mobile operator in Ukraine[2] with 23m subscribers	**#1 broadband provider in Ukraine[2]** with over 1.1m subscribers	 **2**m registered users	 **29**m+ registered patients	 **Cloud**: **500**+ B2B clients **Adwisor** (adtech platform): ~2k clients
47% **47%** estimated market share by number of subscribers[3]	14% **14%** estimated market share by number of subscribers in fragmented market[4]			

Source: VEON, Kyivstar

Notes:

1. IoT – Internet of Things
2. As of December 31, 2024
3. Market share for 2024 (end of period 2024) based on number of subscribers across Ukrainian Mobile Network Operators (mobile segment); Kyivstar estimates based on public information
4. Market share for 2024 (average across Q1-Q4 2024); Kyivstar estimates based on public information; based on number of access lines
5. Based on number of individuals with files registered in the app as of January 1, 2025; Kyivstar's equity stake in Helsi comprises 98% as of end-May 2025

7

Why do we win?

Technological leadership and complementary product offerings reinforce Kyivstar's market leadership

KYIVSTAR

1 Complementary portfolio of B2B and B2C products and services

High value offerings to our subscribers across a variety of bundles

Mobile (domestic, roaming, data)

\+

Fixed broadband

\+

"Superpowers"
(Kyivstar TV, voice/data, roaming, social media, VOD offerings)[2]

2 Continued focus and investment in network quality

KPI	2024
LTE population coverage	96%
# mobile PoPs[1]	15.5k
# fixed line subscribers	1.1m

Kyivstar recent network initiatives

- STARLINK — **2024**: **Agreement with Starlink** to introduce ground-breaking direct-to-cell satellite connectivity in Ukraine
- **2024**: **Spectrum frequencies acquisition** (2x5 MHz in 2100 MHz and 40 MHz in 2300 MHz band) at auction

8

Source: VEON, Kyivstar
Notes:
1. PoPs – Points of presence (unique physical location where RAN network equipment placed)
2. Services Kyivstar subscribers can select free of charge based on their paid plans

2.1 3.1 3.5 4.1 6.1 4.3 6.1 2020 2021 2022 2023 2024 Q1'24 Q1'25 75 85 95 107 121 91 141 2020 2021 2022 2023 2024 Q1'24 Q1'25 Consistent growth in monthly ARPU 1 … Driven by multiplay penetration 2 and superior service quality 9 8% 13% 15% 18% 29% Multiplay as a % of total users 2 Monthly ARPU (period - avg), UAH Source: VEON, Kyivstar Notes: 1. ARPU – Average revenue per user 2. Multiplay as a % of total active Kyivstar one - month subscriber base in December of respective year (unique active subscribers over one - month period) 3. Translated to US$ based on period - average official US$/UAH FX rate: 2020 – 26.96; 2021 – 27.29; 2022 – 32.34; 2023 – 36.57; 2024 – 40.16, Q1’24 – 38.20, Q1’25 – 41.76 Multiplay users have Voice + 4G data >100 Mb + at least one app ( Helsi , Kyivstar TV, My Kyivstar) US$ 3 Total multiplay users (monthly active users, eop), m +60% +8% 2.9 3.0 2.8 3.1 2.9 2.4 3.4 20% 29% +41% +54% Y - o - y ARPU growth in Q1‘25 includes the impact of customer loyalty measures taken in Q1’24 following a cyber security incident at the end of 2023

14.8 13.9 13.0 12.7 12.0 12.0 11.0 10.9 10.6 10.1 8.8 6.0 3.2 3.0 Slovenia Hungary Croatia Latvia Estonia Czechia Slovakia Serbia Bulgaria Lithuania Poland Romania Moldova Ukraine Source: GSMA, IMF Notes: 1. Estimated as average of Q1 - Q4 2024 monthly ARPU across all MNOs in selected countries as per GSMA (in US$) 2. 2024 International Monetary Fund (IMF) estimate, per IMF October 2024 WEO database 3. Represents Kyivstar - identified potential opportunity for Kyivstar ARPU to catch up with European average monthly ARPU alongside growth in the Ukrainian economy and mobile market 3% 5% 3% 3% 5% 5% 2021 2022 2023 2024F 2025F 2026F 2027F Axis Title …with substantial growth potential on the back of Ukraine’s economic recovery 10 Monthly ARPU benchmarking (2024) – Central and Eastern European countries vs. Kyivstar 1 10.7 Average (excl. Ukraine) 3.6x 3 Ukraine’s Real GDP growth (y - o - y) 2 , % (29%) 5.5 33.4 GDP per capita, US$k 2 Population, m people 2 US$

Leadership in Fixed Broadband segment

Leading market share with significant consolidation potential

Ukrainian fixed broadband market

- ✓ **The Ukrainian fixed broadband market is very fragmented, with the majority captured by smaller players**
- ✓ **~3k** broadband providers in total, with the top three players (Kyivstar, Ukrtelecom and Lifecell[1]) controlling only **~24%** of total subscribers as of December 31, 2024
- ✓ **Market consolidation** opportunity (four of the largest providers have been acquired since 2021)[2]
- ✓ Ukrtelecom is an incumbent operator with a mostly legacy network

Kyivstar fixed broadband segment highlights (m)

Market share by number of subscribers[3], %



14.1%
5.4%
4.8%
75.7%
#1 Kyivstar
#2 Ukrtelecom
#3 Volia
Other providers

Kyivstar key highlights[3]

- **1.1m** broadband customers (81% Fixed Mobile Convergence)[4]
- **35% of our customers are also Digital TV users**
- **First fiber-to-the-home acquisition** completed by Kyivstar in 2024
- **43.5k** broadband-connected buildings (Dec 2024)

Source: State Statistics Committee, NCEC official reports

Notes:
1. After acquisition of Volia by Lifecell
2. The four previously largest players acquired comprise of Data Group, Volia, Vega, and Freenet
3. As of December 31, 2024
4. Fixed Mobile Convergence refers to users who are mobile and fixed broadband subscribers

11

Leveraging our loyal subscriber base with digital products and services 12 Strong growth with low customer acquisition costs Big Data & AdTech platform 2 .0 m Kyivstar TV registered users 6 .2 m app MAU 1 0.1 m B2B end users (licenses) 1 m partner apps MAU 1 Real - time kinematic 2 , Cybersecurity, IoT platform, Digital marketplace 1 . 6 m app MAU 1 ~ 70 m SMS sent through ADWISOR platform in December 2024 Source: VEON, Kyivstar, Uklon management Notes: 1. MAU – Monthly active users 2. Services provided by Kyivstar for selected industries based on high precision navigation 3. In 2024 Areas of future strategic interests and identified potential market opportunity 100 m+ rides 3 3 m+ deliveries 3

Digital service offerings increase ARPU and customer stickiness

Kyivstar is #1 player in each pillar

KYIVSTAR

helsi	Kyivstar TV	Big data & Cloud	uklon
E-Health	OTT TV	Adtech Big data self-service platform For B2B	Ride-hailing and delivery platform

helsi – E-Health

Core business services (SAAS)[1]

- **1.6k+** public and private institutions integrated
- **60k+** active medical staff[2]
- **9.4m+** appointments booked by patients in 2024

2 new subscription models launched:

- **Helsi Plan** (Extended appointment features, data access, and medical data storage)
- **Helsi Plus** (interpretation of tests)

Kyivstar TV – OTT TV

Bundles with core business

- sVoD – subscription-based Video on Demand (VoD), transaction-based VoD, advertising-based VoD, and Free Ad Supported Television (FAST) offerings
- Open Market Operations (OMO) (payment by bank card for anyone)
- Fixed Mobile Convergence offers mobile, fixed and tv bundles

Big data & Cloud – Adtech Big data self-service platform For B2B

ADWISOR – marketing platform enabling clients to:

- **Analyze** their target audience
- **Find** new customers
- **Communicate** with current customers

Key customers groups:

- B2B Partners
- Marketers
- Advertising specialists

uklon – Ride-hailing and delivery platform

Enables cross-selling to Kyivstar's existing 24m telecom customers

- **Adding Uklon and other non-telco apps** to our digital portfolio enhances telco offers and we expect **will drive upsell**
- **Asset-light platform enables geographical scaling** of digital offerings to adjacent markets
- **Ecosystem scaling** reduces Kyivstar's subscriber acquisition costs and **enhances lead generation** across digital offerings

We believe combining telecom and digital offerings increases customer engagement and loyalty

Source: VEON, Kyivstar, Uklon management

Notes:

1. As of December 31, 2024
2. On an annual basis

13

Uklon’s acquisition strengthens Kyivstar’s digital strategy 14 Kyivstar acquired 97% of Ukraine’s leading ride - hailing and delivery platform for $155m • Cross - selling opportunities expected to enhance multiplay penetration within Kyivstar’s customer base • Margin expansion arising from low customer acquisition costs • Uklon offers access to significant additional data with extensive and valuable customer data attributes • Improved customer service and customer retention driving more targeted value - offering across different channels Operates a leading delivery platform in Ukraine Completed 3m+ deliveries in 2024 100k+ driver - partners with presence across 29 cities operate on the Uklon platform Completed 100m+ rides in 2024 $67m revenue generated in 2024 29% revenue CAGR over the last three years (2021 – 2024) Self - sustaining business with significant growth potential Expanded to Uzbekistan in 2023 Potential synergies

Financial performance overview

Kyivstar Group's financials show resilient performance

Revenue (UAH bn)[1]



US$m[2]
915
919
988
+10%
33.5
36.9
40.4
2023
2024
Q1'25 LTM

Adj. EBITDA (UAH bn)[1]



538
515
562
+11%
19.7
20.7
23.0
2023
2024
Q1'25 LTM

Commentary

- Double-digit growth in revenue (local currency), driven by increasing multiplay penetration and pricing growth
- Strong profitability despite continued investment into digital services and increased electricity costs
- Both 2023 and 2024 impacted by Kyivstar's customer appreciation program in response to a December 2023 cybersecurity attack.
- Kyivstar rolled out a one-month customer appreciation program to affected subscribers, resulting in estimated negative impact of:
  - 2023 revenue / Adj. EBITDA – UAH 0.8bn ($23m) / UAH 0.9bn ($24m)
  - 2024 revenue / Adj. EBITDA – UAH 1.7bn ($46m) / UAH 1.8bn ($47m)
- LTM Revenue and Adj. EBITDA as of Q1'25 reached $988m and $562m, respectively

CAPEX excl. licenses and ROU, UAH bn[1,2,4]	Adj. EBITDA – CAPEX, UAH bn[1,2,5]	Cash & Cash Equivalents[3,6]
2024: UAH 8.9bn / $221m **Q1´25 LTM: UAH 10.0bn / $247m**	**2024: UAH 11.8bn / $294m** **Q1´25 LTM: UAH 12.9bn / $315m**	**2024: UAH 18.0bn / $429m** **Q1´25: UAH 20.2bn / $489m**

Notes:
1. Q1'25 LTM values calculated as 2024 measures minus corresponding measures for Q1'24 plus corresponding measures for Q1'25. Refer to p.31-32 for reconciliation of Q1'25 LTM values
2. Translated to US$ at period-avg UAH/US$ NBU FX rates: 36.59 (2023), 40.16 (2024), 38.20 (Q1'24), 41.76 (Q1'25)
3. Translated to US$ at period-end UAH/US$ NBU FX rates: 42.04 (2024), 41.48 (Q1'25)
4. ROU – rights of use; refer to p.32 for reconciliation
5. CAPEX refers to CAPEX excl. licenses and ROU; refer to p.32 for reconciliation
6. $429m cash and cash equiv. at Kyivstar as of end-2024 ($489m as of Q1'25) defined as $674m ($712m) Cash and cash equiv., as per combined statements minus Cash and cash equiv. at banks and on hand at VEON Holdings, incl. cash of $10m ($10m) retained in accordance with the demerger proposal and $235m ($213m) to cover the repayment of the 2025 Notes

15

Q1 2025 trading update

Kyivstar's financials show a robust start to 2025

Revenue (UAH bn)


US$m[1]
186
255
+50%
7.1
10.6
Q1'24
Q1'25

Adj. EBITDA (UAH bn)


93
140
+65%
3.6
5.8
Q1'24
Q1'25

Total multiplay users (MAU[2], eop), m


+41%
4.3
6.1
Q1'24
Q1'25

Monthly ARPU (period-avg), UAH


US$[1]
2.4
3.4
+54%
91.4
140.6
Q1'24
Q1'25

Commentary

- Q1'25 financial performance on the back of continuing war reflects Kyivstar's superior positioning and is largely driven by 54% growth (y-o-y) in ARPU which includes the impact of customer loyalty measures taken in Q1'24 following a cyber security incident at the end of 2023, which lowered revenue in Q1'24 by an estimated UAH 1.4bn ($46m) in value
  - 50% growth in revenue in UAH in Q1'25 y-o-y (20% YoY adjusted for the cyberattack impact in Q1'24)
  - 65% growth in Adj. EBITDA in UAH in Q1'25 (10.2% YoY adjusted for the cyberattack)
- Q1'25 LTM Revenue increased to $988m while Q1'25 LTM EBITDA grew to $562m resulting in 57% Adj. EBITDA margin (vs. 56% in full year 2024)[3]

Notes:
1. Translated to US$ at period-avg UAH/US$ NBU FX rates: 38.20 (Q1'24), 41.76 (Q1'25), 41.06 (Mar'25 LTM)
2. MAU – Monthly Active Users
3. Q1'25 LTM values calculated as 2024 measures minus corresponding measures for Q1'24 plus corresponding measures for Q1'25. Refer to p.31-32 for reconciliation of Q1'25 LTM values

16

Growth strategy and management priorities 17 Kyivstar’s medium - term growth strategy focuses on deepening mobile market leadership and expansion of digital services Telecom business Digital Serve as a key player in restoring and developing digital ecosystem in Ukraine Target significant organic growth in digital revenues, complemented by acquisitions Grow digital offerings organically and through adjacent acquisitions, by focusing on increasing multiplay penetration Leverage our loyal customer base to develop and launch, new and existing digital products Fixed broadband market share growth via organic expansion and acquisitions Consistent growth in ARPU continuing price leadership in the market Maintain paying subscriber base and grow share of multiplay users Sustain mobile market leadership and large market share

Invest in Kyivstar – Invest in Ukraine 18 Kyivstar is a major social sponsor, investor and top - rated employer in Ukraine 1 Kyivstar and VEON joint intention to invest US$ 1bn in Ukraine from 2023 - 2027 1 Roaming and Interconnect Development of roaming and international interconnect businesses generating cash in hard currency M&A pipeline Driving digital revenue ramp - up via acquisitions and build - out of ecosystem around Kyivstar Spectrum frequencies Participation in spectrum auctions with an aim to provide better service Core business Network development, resilience, technological leadership, digitalization, and development of existing business lines Multiple initiatives to improve quality of life in Ukraine 2 Support State & Society Employee Support Support for Business Notes: 1. According to quarterly reputation tracking report prepared by marketing agency InMind, Forbes

The impact of the war and our response

Key war related factors reflected in the performance	Key highlights, mitigation measures
The adverse impact of full-scale war resulted in the loss of c.1.4m subscribers from January 2022 to December 2022, with the loss of up to 3.1m subscribers as of December 2024 (vs. January 2022) attributed to migration, loss of territories and technical subscriber base clean-up	Introduced **Roaming Like at Home to retain subscribers abroad** (1.2m users utilizing the offer as of December 31, 2024)
Widespread external cyberattack resulting in temporary full disruption of Kyivstar network and services across entire country	**Proven ability to stabilize connectivity across Ukraine** within very limited timeframe **as well as enhanced cybersecurity protection following 2023 attack**
Investments into infrastructure reconstruction and pre-emptive network resistance: ~UAH 1.1bn / $27m in 2024[1]	More **robust and resilient network and gameplan in place to deal with any future disruptions** (such as destruction of network equipment)
Worsened macro landscape with UAH devaluation and inflation peaking	Although reliant on external support, the **economy recently stabilized**: • **Real GDP growth by 5.3% in 2023 and 2.9% in 2024** (y-o-y)[2] • Consumer inflation at 15.1% in April 2025 (y-o-y)[3] is expected to decline in 2025-26 to more normalized levels
Electricity prices / tariffs surging by 28.1% in 2023 and 27.3% in 2024 based on the market pricing	Electricity is one of the key cost items for Kyivstar and the **impact of the recent increase in electricity prices has already been reflected in margins**

19

Notes:
1. Translated to US$ at period-avg UAH/US$ NBU FX rates: 40.16 (2024)
2. Actual GDP growth for 2023 2024
3. State Statistics Service Of Ukraine, National Bank of Ukraine

157 231 230 471 561 13 12 8 3,774 3,463 3,225 3,325 3,774 3,636 3,939 4,124 2021 2022 2023 2024 Helsi Kyivstar Tech VEON Holdings B.V. Kyivstar Highly experienced and well - motivated team in - place across all verticals 20 Total FTEs, eop Employee engagement, % 3 Source: Kyivstar, Surveys performed by Big - 4 consulting firms Notes: 1. Number of employees who resigned voluntarily relative to total number of employees (excl. the call center ) 2. Incl. 36 employees of LanTrace acquired by Kyivstar in Q4 2024 3. Based on HR survey conducted by two different consulting firms Voluntary churn rate 1 , % 2 9% 6% 6% 7% 2 Internal procedures in place to manage risk of mobilization of key personnel Majority of employees are in Ukraine (95%) 2024 engagement at 86%, higher than pre - war (80% in 2020) 80% 86% 2020 2024 3

As a subsidiary of Nasdaq - listed VEON, Kyivstar has operated with strong governance 21 Current Kyivstar Supervisory Board Robust governance practices driven by VEON Kaan Terzioglu Dmytro Shymkiv Chairman of Kyivstar Board CEO of VEON Board member Former Deputy Chief of Staff Office of the President of Ukraine and former CEO of Microsoft Ukraine Former CEO of Turkcell Mike Pompeo Gennady Gazin Board member Board member Former Senior Partner McKinsey & Company Former United States Secretary of State VEON has been U.S. listed since 1996 Established compliance, internal audit, and business assurance functions Implemented ethics and compliance policies, controls, assurance, and risk management framework (GRC) VEON maintains strong internal controls and a risk management framework consistent with Sarbanes - Oxley Act standards, assessed annually by management, which it has historically applied to Kyivstar

Kyivstar investment highlights World class team: Proven leaders with a track record of resilience through war and robust governance Robust financial profile: We believe we are poised for growth with Ukrainian recovery and digital services expansion Strong balance sheet: significant financial and strategic flexibility Scarcity value: Expected to be the only pure play Ukrainian investment opportunity to be publicly listed in the U.S. 1 National advocate: One of the most recognizable brands and a proven long - term leader in Ukraine's vital infrastructure 22 Note: 1. Upon the successful closing of the business combination; FactSet (as of June 2025)

Attractive valuation relative to peers



2024-2025 EV / EBITDA¹
EV/ 2024A EBITDA
EV/ 2025E EBITDA
EV / Q1'25 LTM Adj. EBITDA
Median: 7.1x
Median: 6.5x
3.7x
4.9x 4.9x
8.6x 8.3x
5.6x 5.3x
5.5x 4.9x
9.0x 8.6x
4.5x 4.5x
9.8x 9.4x
8.9x 8.5x
8.4x 7.8x
5.8x 4.9x
6.6x 6.2x
6.5x 6.2x
7.4x 6.8x
5.7x 5.3x
~2.8x
KYIVSTAR 1
Ukraine
GB
NL
Greece
Hungary
ANZ
Indonesia
Malaysia
Thailand
Thailand
Kenya
Global peers
Europe peers
APAC peers
MEA peers
NJJ Holding / lifecell
Ukraine
Multiples of EMEA / APAC single country peers2,3 with leading market positions4
Average of peer group multiples
EBITDA margin '25E
56.9%5
40.9%
47.2%
39.6%
40.5%
36.7%
50.5%
47.3%
54.0%
51.4%
48.2%
38.4%
38.2%
38.8%
38.1%

Sources: FactSet (as of 30 May 2025) calendarised to Dec YE, Equity analyst research notes

Notes: Europe peers include BT, Deutsche Telekom, KPN, Orange, OTE, Proximus, Swisscom, Telecom Italia, Telefonica, Telenor, Telia, Elisa, Tele2, Vodafone, Orange Belgium, Sunrise, Orange Polska, Magyar Telekom; APAC peers include NTT Data, Spark NZ, SingTel, Telstra, KDDI, Softbank KK, TPG, KT Corp, Telkom Indonesia, CelcomDigi, AIS, Indosat, Axiata, LG Uplus, Maxis, SK Telecom, True, XLSmart, Grameenphone; Emerging / MEA peers include Airtel Africa, MTN, Safaricom, Vodacom, Omantel, Zain, Mobily, STC, Etisalat, Ooredoo, Zain KSA, Du, Telkom SA; Global peers include all of the above.

1. EBITDA definition for comparable companies may not be directly comparable to Kyivstar definition; EV / Q1'25 LTM Adj. EBITDA shown for Kyivstar; Kyivstar multiple is based on estimated trust value of $10.35 per share at closing
2. 2024 EBITDA margins above 35%
3. Defined as peers with > 75% of their total revenue deriving from a single country
4. By subscriber market share
5. Calculated as LTM Adjusted EBITDA divided by LTM Total operating revenues as of Q1'25

23

Transaction overview

Valuation, ownership and sources & uses

Pro-forma ownership at closing



Sponsor[1]
2.3%
Public shareholders[3]
10.5%
VEON
87.2%

Shareholders[2]	Shares (m)	Value ($m)
VEON	190.5m	$1,972m
Public shareholders[3]	23.0m	$238m
Sponsor[1]	5.0m	$52m
Total	**218.6m**	**$2,262m**

Pro forma valuation

EV / 2025 Q1 LTM EBITDA[5]	ratio	3.7x
Enterprise value (post-IFRS)[1,4]	**$m**	**$2,065m**
Adj. Net debt (cash)[4]	$m	($197m)
Total equity value	**$m**	**$2,262m**
Estimated trust value at closing	$/share	10.35
Pro forma shares outstanding[2]	m	218.6m

Sources & uses

Sources	($m)	Uses	($m)
VEON rollover equity	$1,972m	VEON rollover equity	$1,972m
Cash (in trust & any financing)	$238m	Secondary proceeds to VEON[6]	$198m
VEON loan note	$40m	VEON loan note	$40m
		Estimated transaction fees	$40m
Total sources	**$2,250m**	**Total uses**	**$2,250m**

Notes:
1. Includes 4.3 million sponsor promote shares and 0.7 million private placement shares. Sponsor promote shares exclude 0.7 million shares which vest if stock price exceeds $15 within 2 years of closing and 0.7 million shares which vest if stock price exceeds $20 within 5 years of closing
2. Assumes share price of $10.35 and no redemptions. Excludes shares underlying 7.7 million warrants with $11.50 exercise price and shares available for issuance under an equity incentive plan
3. Assumes no redemptions. Subject to change based on actual redemptions
4. Assumes $560 million cash and cash equivalents at closing, subject to adjustment via Net Cash Adjustment in business combination agreement, $10 million of cash at VEON Holdings, $333 million of lease liabilities per IFRS-16, $40 million outstanding balance on VEON loan note. Excludes debt of VEON Holdings expected to be repaid prior to closing
5. Multiple based on Q1'25 LTM Adj. EBITDA
6. Represents repayment of VEON loan note

24

25 Appendix

Combined income statement 26 For the periods ended December 31 (2023, 2024) and March 31 (2024 and 2025) 2023 2024 Q1’24 Q1’25 (In millions of U.S. dollars) 911 915 185 254 Service revenues 4 4 1 1 Other revenues 915 919 186 255 Total operating revenues 1 1 - - Other operating income (94) (100) (24) (24) Service costs (284) (305) (69) (91) Selling, general and administrative expenses (127) (118) (31) (31) Depreciation (49) (45) (12) (13) Amortization (1) (3) (1) (2) Impairment, net 2 (1) - - (Loss) / gain on disposal of non - current assets 363 348 49 94 Operating profit (82) (82) (21) (21) Finance costs 35 40 8 7 Finance income (8) 1 1 (1) Other non - operating gain / (loss), net 38 40 8 (21) Net foreign exchange gain 346 347 45 58 Profit before tax (65) (64) (9) (14) Income taxes 281 283 36 44 Profit for the period

Combined statement of financial position (1/2) 27 December 31, 2023 December 31, 2024 March 31, 2025 (In millions of U.S. dollars) Assets Non - current assets 597 624 703 Property and equipment 272 297 297 Intangible assets 343 - - Loan receivable from VEON Amsterdam 67 80 61 Other assets 1,279 1,001 1,061 Total non - current assets Current assets 4 3 3 Inventories 55 40 38 Trade and other receivables - 363 369 Loan receivable from VEON Amsterdam - 8 - Other financial assets - VEON Ltd. shares - - 32 Receivable from VEON Amsterdam B.V. 207 94 105 Investments and derivatives 13 26 32 Other assets 425 674 712 Cash and cash equivalents 704 1,208 1,291 Total current assets 1,983 2,209 2,352 Total assets

Combined statement of financial position (2/2) 28 December 31, 2023 December 31, 2024 March 31, 2025 (In millions of U.S. dollars) Net investment and liabilities Net investment 887 1,080 1,141 Net investment attributable to equity owners of the parent 887 1,080 1,141 Total net investment Non - current liabilities 815 225 252 Debt and derivatives 3 4 6 Provisions 5 6 6 Deferred tax liabilities 8 7 7 Other liabilities 831 242 271 Total non - current liabilities Current liabilities 120 132 146 Trade and other payables 83 669 708 Debt and derivatives 5 6 7 Provisions 16 23 20 Current income tax payables 41 57 59 Other liabilities 265 887 940 Total current liabilities 1,983 2,209 2,352 Total net investment and liabilities

Combined statement of cash flows (1/2) 29 For the periods ended December 31 (2023, 2024) and March 31 (2024 and 2025) 2023 2024 Q1’24 Q1’25 (In millions of U.S. dollars) Operating activities 346 347 45 58 Profit before tax Non - cash adjustments to reconcile profit before tax to net cash flows 177 168 44 46 Depreciation, amortization and impairment loss (2) (1) — — (Loss) / gain on disposal of non - current assets 82 82 21 21 Finance costs (35) (40) (8) (7) Finance income 8 (1) (1) 1 Other non - operating gain / (loss), net (38) (40) (8) 21 Net foreign exchange gain 28 (10) (3) 1 Changes in trade and other receivables and prepayments (2) — — — Changes in inventories (33) 32 16 16 Changes in trade and other payables 3 4 1 1 Changes in provisions, pensions and other (75) (78) (14) (14) Interest paid 16 19 3 2 Interest received (62) (52) (13) (18) Income tax paid 413 430 83 128 Net cash flows from operating activities

Combined statement of cash flows (2/2) 30 For the periods ended December 31 (2023, 2024) and March 31 (2024 and 2025) 2023 2024 Q1’24 Q1’25 (In millions of U.S. dollars) Investing activities (96) (162) (28) (35) Purchase of property, plant and equipment (47) (86) (11) (19) Purchase of intangible assets (52) (13) (2) (10) Payments on deposits 13 (2) — — (Outflows) / Inflows on loans granted (150) 119 (65) — Inflow / (Investment) in financial assets 5 12 3 — Other proceeds from investing activities, net (327) (132) (103) (64) Net cash flows used in investing activities Financing activities (88) (29) (7) (8) Repayment of debt — (8) — (22) Investment in shares (88) (37) (7) (30) Net cash flows used in financing activities (2) 261 (27) 34 Net increase / (decrease) in cash and cash equivalents (5) (12) (3) 4 Net foreign exchange difference 432 425 425 674 Cash and cash equivalents at beginning of period 425 674 395 712 Cash and cash equivalents at end of period

Reconciliation of non - IFRS / non - GAAP financial metrics (1/2) 31 2023 2024 Q1’24 Q1’25 Q1’25 LTM 1 Profit to Adjusted EBITDA reconciliation 281 283 36 44 291 Profit for the period 65 64 9 14 69 Income taxes 346 347 45 58 360 Profit before tax 127 118 31 31 118 Depreciation 49 45 12 13 46 Amortization 1 3 1 2 4 Impairment reversal (2) 1 — — 1 (Loss) / gain on disposal of non - current assets 82 82 21 21 82 Finance costs (35) (40) (8) (7) (39) Finance income 8 (1) (1) 1 1 Other non - operating gain / (loss), net (38) (40) (8) 21 (11) Net foreign exchange gain 538 515 93 140 562 Adjusted EBITDA Notes: 1. Calculated as measures for 2024 minus corresponding measures for Q1’24 plus corresponding measures for Q1’25

Reconciliation of non - IFRS / non - GAAP financial metrics (2/2) 32 Notes: 1. Calculated as measures for 2024 minus corresponding measures for Q1’24 plus corresponding measures for Q1’25; Q1’25 Profit ma rgi n and Adj. EBITDA margin calculated as Q1’25 Profit for the period or Adj. EBITDA (respectively) divided by Q1’25 Total opera tin g revenues 2. Right - of - use 2023 2024 Q1’24 Q1’25 Q1’25 LTM 1 Adjusted EBITDA margin reconciliation 915 919 186 255 988 Total operating revenues 281 283 36 44 291 Profit for the period 31% 31% 19% 19% 29% Profit margin 538 515 93 140 562 Adjusted EBITDA 59% 56% 49% 55% 57% Adjusted EBITDA margin 2023 2024 Q1’24 Q1’25 Q1’25 LTM 1 CAPEX excl. licenses and ROU 2 reconciliation 207 237 40 85 282 Property, plant and equipment 50 94 9 9 94 Intangible assets 0 (35) — — (35) Additions in licences (102) (75) (24) (43) (94) Right - of - use assets 155 221 25 51 247 CAPEX excl. licenses and ROU

Additional financial information 33 Notes: 1. 2025 Notes at VEON Holdings and accrued interest on 2025 Notes that are expected to be repaid before closing of the business com bination 2. Estimated cash amount to be spent on the repayment of 2025 Notes (incl. accrued interest) December 31, 2023 December 31, 2024 March 31, 2025 Debt 597 585 1 604 Bonds 5 6 1 13 Interest accrued on Bonds 4 - - Loans received from subsidiaries of the Parent 281 294 333 Lease liabilities 887 885 950 Total Debt at amortized cost December 31, 2023 December 31, 2024 March 31, 2025 Cash and cash equivalents 425 674 712 Cash and cash equivalents, as presented in the combined statement, of which (10) (10) (10) Cash at VEON Holdings retained in accordance with the demerger proposal (272) (235) (213) Cash at VEON Holdings to repay 2025 Notes 2 143 429 489 Cash and cash equivalents at Kyivstar 2023 2024 Lease expense reconciliation 52 45 Depreciation charge for the year 74 82 Total cash outflows for leases

Risks related to the business and industry of Kyivstar (1/3) 34 Risks Related to the War in Ukraine Our network infrastructure, equipment, systems and other assets are subject to disruption, damage and failure as a result of the war. We have experienced, and may continue to experience, disruptions to our operations as a result of the war. We may incur substantial additional operating costs arising from the war. We may face the risk of nationalization or confiscation of our operations and assets. Our independent auditors have included a going concern emphasis paragraph in their opinion as a result of the effects of the ong oing war in Ukraine. We have suffered reputational harm as a result of the ongoing war in Ukraine. We have seen and may continue to see changes in customer demand due to migration and population shifts. Risks Related to our Market We operate in a highly competitive market, and as a result may have difficulty expanding our customer base or retaining exist ing customers. Investing in frontier markets, where our operations are located, is subject to greater risks than investing in more developed ma rkets, including significant political, legal and economic risks. We may be unable to keep pace with technological changes and evolving industry standards, which could harm our competitive po sit ion and, in turn, materially harm our business. We may be unable to secure the spectrum or licenses required to remain competitive, and high acquisition and deployment costs fo r 5G may adversely affect our ability to provide or maintain high quality services and increase our operating expenses. The telecommunications industry is highly capital intensive and requires substantial and ongoing expenditures of capital. Risks Related to Liquidity and Capital We may not be able to raise additional capital, or we may only be able to raise additional capital at significantly increased co sts. Our indebtedness and debt service obligations could decrease our cash flow, which could adversely affect our business and fin anc ial condition.

Risks related to the business and industry of Kyivstar (2/3) 35 Risks Related to our Operations The international economic environment, inflationary pressures, geopolitical developments and unexpected global events could cau se our business to decline. We have experienced and are continually exposed to cyber - attacks, including the 2023 cyber - attack, both to our own operations or those of our third - party providers, that may lead to compromised or inaccessible telecommunications, digital services and/or leaks or unauthorized processing of confidential information, and pe rce ptions of such threats may cause customers to lose confidence in our services. From time to time, we recognize impairment charges, some of which can be substantial. Our equipment and systems are subject to disruption and failure for various reasons, including as a result of the ongoing war in Ukraine, which could cause us to lose customers, limit our growth, violate our licenses or reduce the confidence of our customers in our ability to securely hold their personal data. We are exposed to foreign currency exchange loss, fluctuation and translation risks, including as a result of the ongoing war in Ukraine. Our revenue performance can be unpredictable by nature, as a large majority of our customers have not entered into long - term fix ed contracts with us. Our strategic partnerships and relationships carry inherent business risks. We may be unable to contract with suppliers of telecommunications equipment as a result of sanctions or other similar restric tio ns on their ability to provide services to businesses operating in Ukraine. We depend on our senior management, board of directors, and highly skilled personnel, and, if we are unable to retain or moti vat e key personnel, hire qualified personnel, or implement our strategic goals or corporate culture through our personnel, we may not be able to maintain our competitive position or to implement our bu siness strategy. Our core growth strategies of expanding our digital offerings and investing in 4G connectivity in our markets may not be succ ess ful. The success of our businesses is driven by our ability to implement strategic initiatives and integrate acquired businesses; if they are not successfully implemented, the growth and other benefits we expect to achieve may not be realized. We depend on third parties for certain services and equipment, infrastructure and other products important to our business. Our ability to profitably provide telecommunications services depends in part on the terms of our interconnection agreements and access to third - party owned infrastructure and networks, over which we have no direct control. The loss of important intellectual property rights, as well as third - party claims that we have infringed on their intellectual p roperty rights, could significantly harm our business. Our insurance coverage, customer indemnifications or other liability protections may be unavailable or inadequate to cover al l o f our significant risks or our insurers may deny coverage of or be unable to pay for material we incur.

Risks related to the business and industry of Kyivstar (3/3) 36 Risks Related to Regulatory and Legal Matters The telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operat e i n an uncertain judicial and regulatory environment, which may result in unanticipated outcomes that could harm our business. Violations of and changes to applicable sanctions and embargo laws, including export control restrictions, may harm our busin ess . We could be subject to tax claims and repeated tax audits that could harm our business. Changes in tax treaties, laws, rules or interpretations, including our determination of the recognition and recoverability of de ferred tax assets, could harm our business, and the unpredictable tax systems and our performance may give rise to significant uncertainties and risks that could complicate our tax and business d eci sions. The changes in regulatory requirements in banking and other financial systems and currency control requirements in certain co unt ries restrict our activities, including in relation to the ongoing war between Russia and Ukraine. Laws restricting foreign investment could materially harm our business. New or proposed changes to laws or new interpretations of existing laws may harm our business. We may not be able to detect and prevent fraud or other misconduct by our employees, joint venture partners, non - controlled subs idiaries, representatives, agents, suppliers, customers or other third parties. We are subject to anti - corruption laws. We collect and process sensitive personal data and are therefore subject to evolving data privacy laws and heightened regulat ory obligations that may require us to incur substantial costs and implement certain changes to our business practices that may adversely affect our results of operations. We are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with di spu tes and litigation with regulators, competitors and third parties, which when concluded, could harm our business. Our licenses are granted for specific periods and may be suspended, revoked or we may be unable to extend or replace these li cen ses upon expiration and we may be fined or penalized for alleged violations of law, regulations or license terms. It may not be possible for us to procure in a timely manner, or at all, the permissions and registrations required for our ba se stations. General Risk Factors Related to Kyivstar Our business may be adversely impacted by work stoppages and other labor matters, including mobilization. Adoption of new accounting standards and regulatory reviews could affect reported results and financial position.